Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO
AMENDED AND RESTATED TRUST AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED TRUST AGREEMENT (this “Amendment”) is entered into as of May 13, 2016, between CDF FUNDING, INC. (“CDF Funding”) and BNY MELLON TRUST OF DELAWARE, acting solely in it capacity as trustee (the “Trustee”).

BACKGROUND

WHEREAS, CDF Funding and the Trustee entered into that certain Amended and Restated Trust Agreement, dated as of August 12, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Trust Agreement”), with respect to a Delaware statutory trust known as GE Dealer Floorplan Master Note Trust (the “Trust”).

WHEREAS, the parties hereto desire to amend the Trust Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Amendment and in the Trust Agreement, the parties, intending to be legally bound, agree that the Trust Agreement is hereby amended as follows:

SECTION 1.  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in (or by reference in) the Trust Agreement.

SECTION 2.  Amendments to Trust Agreement.

(a) Section 1.1 of the Trust Agreement is hereby amended by deleting the definition of “Trust” in its entirety as it appears therein and replacing it with the following:

     “Trust” means Wells Fargo Dealer Floorplan Master Note Trust.

(b) Section 2.1 of the Trust Agreement is hereby amended by deleting such section in its entirety as it appears therein and replacing it with the following:

SECTION 2.1. Name. The Trust created hereby shall be known as “Wells Fargo Dealer Floorplan Master Note Trust”, in which name the Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

First Amendment to Amended and Restated Trust Agreement

SECTION 3.  Amendment to Certificate of Trust. Promptly after the execution of this Amendment, the Trustee shall cause the filing of a certificate of amendment to the Certificate of Trust of GE Dealer Floorplan Master Note Trust, substantially in the form attached hereto as Exhibit A.

SECTION 4. Consent and Waiver. CDF Funding, as Holder of the Transferor Certificate, hereby:

(a) consents to the execution and entering into of this Amendment; and

(b) waives the requirement to provide at least thirty (30) days’ prior written notice of written notice of the election by the Trust to file an amendment to the Certificate of Trust pursuant to Section 4.1(b) of the Trust Agreement.

SECTION 5. Binding Effect; Ratification.

(a) This Amendment is dated as of the date first set forth above and shall become effective when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter this Amendment shall be binding on the parties hereto and their respective successors and assigns.

(b) The Trust Agreement, as amended hereby, remains in full force and effect. On and after the date hereof, each reference in the Trust Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the Trust Agreement, shall mean and be a reference to such Trust Agreement, as amended hereby.

(c) Except as expressly amended hereby, the Trust Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 6.  Miscellaneous.

(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN DELAWARE SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AMENDMENT OR TO ANY MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT, PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF DELAWARE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY

2	First Amendment to Amended and Restated Trust Agreement

SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

(e) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Executed counterparts of this Amendment may be delivered electronically.

[SIGNATURES FOLLOW]

3	First Amendment to Amended and Restated Trust Agreement

IN WITNESS WHEREOF, the parties have caused this First Amendment to Trust Agreement to be executed by their respective duly authorized officers as of the date first written above.

CDF FUNDING, INC.

By:   /s/ John E. Peak

Name:   John E. Peak

Title:     Senior Officer in charge of Securitization

S-1	First Amendment to Amended and Restated Trust Agreement

BNY MELLON TRUST OF DELAWARE,
as Trustee

By:  /s/ Kristine K. Gullo

Name:   Kristine K. Gullo

Title:     Vice President

S-2	First Amendment to Amended and Restated Trust Agreement

EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF TRUST

OF

GE DEALER FLOORPLAN MASTER NOTE TRUST

This Certificate of Amendment to the Certificate of Trust of GE Dealer Floorplan Master Note Trust (the “Trust”) is being duly executed and filed by the undersigned trustee to amend the certificate of trust of a statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. §3801 et seq.) (the “Act”). The original Certificate of Trust of the Trust was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on April 20, 2004. The Certificate of Trust of the Trust is hereby amended as follows:

1. The Certificate of Trust of the Trust is hereby amended by changing the name of the Trust to “Wells Fargo Dealer Floorplan Master Note Trust”.

2. This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNY MELLON TRUST OF DELAWARE,
as Trustee

By: _________________________________

Name:

Title:

A-1	First Amendment to Amended and Restated Trust Agreement